UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K/A
(Amendment No. 1)
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2017
 ______________________________________________________________________________
DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 6, 2017, DXC Technology Company (“DXC”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed the previously announced merger (the “Merger”) of a wholly owned subsidiary of DXC and Computer Sciences Corporation (“CSC”), with CSC surviving as a wholly owned subsidiary of DXC.

This Amendment No. 1 amends the Initial 8-K to provide financial statements and pro forma financial information for the Merger that are described in parts (a) and (b) of Item 9.01 below. Except as otherwise provided in this Form 8-K/A, the Initial 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.
a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of CSC as of March 31, 2017 and April 1, 2016, and for the fiscal years ended March 31, 2017, April 1, 2016 and April 3, 2015, and the report of the independent registered public accounting firm are attached hereto as Exhibit 99.1 and incorporated herein by reference.
b) Unaudited Pro Forma Financial Information
DXC's unaudited pro forma condensed combined financial statements as of and for the year ended March 31, 2017 and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.
c) Exhibits:
The following exhibits are filed herewith:

Exhibit No	Description
99.1
Audited consolidated financial statements of Computer Sciences Corporation and subsidiaries as of March 31, 2017 and April 1, 2016, and for the fiscal years ended March 31, 2017, April 1, 2016, and April 3, 2015

99.2	DXC Technology Company's unaudited pro forma condensed combined financial statements as of and for the year ended March 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	June 15, 2017	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer